EXHIBIT 99.2

Advanced Energy Saving Technology for Electric Motors

Except for the historical information herein, the matters discussed in this presentation include forward-looking statements, as defined in the private securities litigation reform act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, as they are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for Power Efficiency Corporation's products; market acceptance of new products and continuing product demand; the ability to manage growth and ramp-up production effectively as needed; the impact of competitive products and pricing on Power Efficiency Corporation's products and markets; changing economic conditions; delay, cancellation or non-renewal of purchase orders; significant future capital requirements; and other risk factors detailed in Power Efficiency Corporation's most recent annual report on form 10-K for the fiscal year ended December 31, 2006, and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update the information in this presentation. Introduction FORWARD LOOKING STATEMENTS

THE OPPORTUNITY AND TECHNOLOGY Electric motors power our lives Improving motor efficiency is a huge "untapped" Green resource Power Efficiency estimates its eSave Technology(tm) platform has the potential to: Save $1.7 billion in annual electricity costs for the U.S. Manufacturing sector Eliminate 14 million tons of CO2 emissions, equal to 2.65 million cars off the road Introduction

Rapid Sales Growth - Q2 Sales more than all of 2006. Up 4X over Q2 2006 eSave Technology(tm) a potential paradigm shift in motor efficiency One patent approved, five recent additional patent filings Utility Tested and Approved - Numerous utility financing programs in place Extremely low effective cost of power - often less than $0.03/kWh New Digital Motor Efficiency Controller Being Evaluated by OEMs Mostly multi-billion dollar manufacturers of motor-driven equipment, motors and motor controls currently considering adopting the product/technology Potential of New Single Phase Technology for Residential Motors Targets the tens of millions of motors made annually for pool pumps, clothes dryers and washers, air conditioning units, etc. Large Management Investment - Millions invested, own 20%+ of common stock Global Contract Manufacturer Signed - First volume order placed Introduction COMPANY HIGHLIGHTS

The Technology What does eSave Technology(tm) do? When AC motors are lightly-loaded, they become very inefficient eSave Technology(tm) reads this and reduces the amount of power to the motor When the load increases, the amount of electricity is instantly increased The motor always stays running at a constant speed (full RPM) MOTOR EFFICIENCY CONTROLLER The Motor Efficiency Controller is installed between the Power Source and the Electric Motor. POWER SOURCE

The Technology EXAMPLE APPLICATION: ESCALATOR Escalator motors are oversized - designed to handle 500 pounds on each step There are rarely two 250 pound people on each step When the escalator is not fully loaded, a Motor Efficiency Controller with eSave Technology(tm) saves energy The escalator always operates at the same speed - riders don't notice any difference

Without Energy Savings Technology With Energy Savings Technology kW Time Energy Savings in this test were verified by a professional measurement and verification consultant working for Nevada Power Company. Energy Savings EXAMPLE RESULTS: 40HP MOTOR ON ESCALATOR This graph represents the kilowatt usage of the "down" escalator over a period of 10 days - 5 days without the energy savings activated and 5 days with the energy savings activated. Location Caesars Palace - Las Vegas, NV Application Escalator Motor Size 40HP Average % Savings 36% Annual kWh Savings 32,281 kWh Annual CO2 Reduction 30 tons Internal Rate of Return 60%

Paybacks typically 3 years or less Utility rebates make paybacks even faster Note: IRR calculations include equipment costs but not installation expenses. Energy Savings EXAMPLE TEST RESULTS Application Escalator Stamping Press Jaw Crusher Location Stratosphere Check-Mate Industries Aggregate Plant Motor Size 15HP 10HP 300HP Energy Savings 30% 23% 24% Annual CO2 Reduction 8 tons 6 tons 40 tons IRR % 37% 235% 69%

Utility rebates further reduce the effective cost/kWh Motor Efficiency Controllers replace standard motor soft starts. The cost/kWh using the marginal cost of the MEC is much lower. Energy Savings EXTREMELY ATTRACTIVE COST PER KWH Application Escalator Jaw Crusher Operating Cycle 24 hrs / day 7 days / week 18 hrs / day 6 days / week Motor Size 15HP 300HP Energy Savings 30% 24% Assumed Life of the Product 10 years 10 years Fully Installed Cost $1,800 $8,000 Resulting Product Cost per kWh 2.5 cents 2.0 cents

Typically 20-50% of the purchase price Southern California Edison has committed $300,000 in 2007 to purchase units and give their customers for escalators Nevada Power Company and Sierra Pacific Power Prescriptive Rebate of $20 per horsepower on escalator Additional utilities have agreed to provide incentive financing: San Diego Gas & Electric, Xcel Energy, Los Angeles Department of Water and Power Energy Savings QUALIFIES FOR UTILITY REBATES

Note: The above analysis is based on data from the Department of Energy, Department of Transportation and other sources, combined with internal Power Efficiency estimates. eSave Technology(tm) could have the following estimated annual impact on the U.S. manufacturing sector: Electricity Cost Savings $1.7 billion kWh Reduction 21 billion kWh CO2 Reduction 14 million tons CO2 Reduction, in # of Cars taken off the road 2.65 million Energy Savings ELECTRICITY & EMISSIONS REDUCTIONS Numerous Potential Applications - Large Potential Impact Any lightly loaded AC induction motor operating at constant speed is a potential candidate 44% of motors in U.S. manufacturing are operating at 40% or less of full load. (Source: Dept. of Energy)

Two New Products Based on eSave Technology(tm) Digital Motor Efficiency Controller (Three Phase) Commercial Buildings Industrial Facilities Conveyors, Crushers, Grinders, Crushers, Injection Molding, Mixers, Shredders, Saws, many more Escalators, MG-Set Elevators Digital Appliance Product (Single Phase) Target Applications Clothes Dryers, Heat Pumps, Pool & Spa Pumps, Refrigerators, Residential Air Conditioning, Vending Machines NEW PRODUCTS Product Development

Sales and Marketing DIGITAL INDUSTRIAL PRODUCT Strategy to Become Upstream Technology Provider Limited direct sales efforts to end users necessary to drive demand Utility testing & rebates verify technology, drive end user demand and OEM acceptance Goal is to work into existing upstream channels as quickly as possible. Not to grow large direct sales force. Numerous OEMs Currently Evaluating Technology Manufacturers of escalators, granulators, motors, and motor controls considering adopting technology More OEMs and distributors being approached Unit sales, private label arrangements, and licensing all possible Goal is to secure first volume commitments in coming months

Giant Market Potential Tens of millions of motors sold annually for residential refrigerators, clothes washers and dryers, etc. Rapid Sales Growth Potential Many manufacturers could order 1 million or more units per year, meaning tens of millions in revenue for Power Efficiency Large Demand and Government Pressure EnergyStar(r) appliance standards strict and popular with consumers Marketing Strategy: OEMs Primarily sold for installation on OEM basis Commencing work with one major motor manufacturer. Approaching other motor and appliance manufacturers Sales and Marketing DIGITAL APPLIANCE PRODUCT

Two Outsourced Manufacturers One is global contract manufacturer with over $10 billion in sales and global fulfillment capabilities Second in North Las Vegas for analog units & lower volume orders Relatively Simple Manufacturing Process Similar to existing motor control products Most electronics manufacturers have adequate capabilities Power Efficiency not required to invest in expensive manufacturing equipment or factories Manufacturing

Steven Strasser - Chairman & CEO 20 years in the electric power business Former founder and CEO of his own successful power development company 5 years in venture capital investing in energy technology at Summit Energy Ventures LLC 13 years in legal practice specializing in financial transactions Law degrees from University of Washington and McGill University BJ Lackland - CFO and Director 5 years venture capital investing in energy technology at Summit Energy Ventures LLC Lead finance and strategic alliance positions in technology companies MBA and MA International Studies from University of Washington, BA in Politics, Philosphy and Economics from Claremont McKenna College Brian Taylor - VP of Product Management Former Business Manager, Standard Drives at Rockwell Automation, responsible for the $360M global standard drives business 19 years at Rockwell in various management positions Bachelors degree in Computer Engineering from Case Western Reserve University and MBA from Northeastern University Ken Munson - VP of Sales and Marketing Former VP of Business Development and Marketing, Kinetek Inc. Former VP of Sales and Marketing, Motion Control Engineering Inc. BA in Marketing Communications and MBA in progress from Cal State Sacramento Personnel MANAGEMENT Decades of experience in energy, motor control product and technology development, sales and marketing of controls, and finance and law.

Personnel

POWEREFFICIENCY CORPORATION

INDEPENDENT DIRECTORS AND ADVISORS

17

George Boyadjieff – Director & Senior Technical Advisor

- Former CEO and Chief Engineer for Varco International (now National Oilwell Varco: NYSE Company - NOV), which he helped grow from $3 million to over $1 billion in sales
- Holds 50 patents for development of technologies into commercial products
- BS and MS in Mechanical Engineering from UC Berkeley

Kenneth Dickey – Advisor

- Senior leadership roles in several motor and controls companies, including as CEO Cleveland Motion Control and Senior Vice President of Reliance Electric/Rockwell Automation.
- Co-Founder of the Institute for Strategic Mapping.

Douglas Dunn – Director

- Former Dean of the Carnegie Mellon Business School (Tepper School of Business)
- Former Executive with AT&T
- PhD in Business from the University of Michigan

Dick Morgan – Director

- Dean UNLV Law School & former Dean Arizona State University and University of Wyoming Law Schools
- Former corporate/securities lawyer

Gary Rado – Director

- Former CEO of Casio USA
- Former Senior Vice President of Texas Instruments

Raymond Skiptunis – Director

- Principal, SR Capital Partners
- Former CEO and Vice Chairman of TeamStaff, a professional staffing co. w/ $600+ million in sales
- Experience in venture capital and former CPA

Advanced Energy Saving Technology for Electric Motors

Income Statement FY 2006 2007 YTD (Q1 & Q2) Revenue $ 188,811 $ 266,693 COGS 136,240 188,344 Gross Margin 52,571 78,466 SG&A 2,050,097 957,102 R&D 513,449 211,179 Interest (cash only) 305,501 130,384 SFAS 123R & Non-Cash Interest Exp. 2,204,299 518,590 Net Loss $(5,020,775) $(1,759,375) Balance Sheet 06/30/06 Current Assets $ 1,704,125 Property and Equipment 100,852 Other Assets 2,043,746 Total Assets 3,848,723 Current Liabilities 622,898 Notes Payable 1,554,990 Net Equity (Deficit) 2,177,888 Total Liab and Deficit $ 3,848,723 Financials Notable Items Q2 2007 sales alone exceeded all sales for 2006 Present gross burn rate of approx. $250,000 - $275,000/ month Notable Items Cash was $1,381,514 at 6-30 AR was $167,000 at 6-30 Equity 6/30/07 Common Stock Outstanding 38.5 million Warrants Issued 25 million Options Granted 13.5 million Total Fully Diluted 77 million Notable Items Management and director ownership total: 24% CEO & CFO: 21%

Power Efficiency Corporation 3960 Howard Hughes Parkway, Suite 460 Las Vegas, Nevada 89169 Tel: (702) 697-0377 Fax: (702) 697-0379 www.powerefficiency.com BJ Lackland, CFO Tel: (702) 697-0377 x103 blackland@powerefficiency.com Contact Information